                                                         EXHIBIT 10.20(b)

                                FIRST AMENDMENT
                                   TO THE
                         REVOLVING CREDIT AGREEMENT
                               BY AND BETWEEN
      TELEPHONE AND DATA SYSTEMS, INC. AND AERIAL OPERATING COMPANY, INC.

This First Amendment (the "FIRST AMENDMENT") to the Revolving Credit Agreement dated as of August 31, 1998, (the "Revolving Credit Agreement") by and between Telephone and Data Systems, Inc. ("TDS"), a Delaware corporation, and Aerial Operating Company, Inc. (the "COMPANY"), a Delaware corporation, is effective as of this 3rd day of November, 1998.

WHEREAS TDS and the Company entered into the Revolving Credit Agreement;

WHEREAS TDS continues to own certain of the issued and outstanding shares of the capital stock of Aerial Communications, Inc. (the "GUARANTOR"), which, in turn, is the parent of the Company and guarantor of the Company's obligations under the Notes and the Revolving Credit Agreement; and

WHEREAS, the Company has identified a need for additional funds and TDS has agreed to provide the Company certain additional funds for specified purposes under terms more particularly set forth in the Revolving Credit Agreement and as proposed to be amended hereby;

NOW, THEREFORE, in consideration of the premises set forth above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, TDS and the Company agree to amend the Revolving Credit Agreement as follows:

     1. The definition of "Applicable Maximum Amount" set forth in Section 10(b) of the Revolving Credit Agreement is hereby amended and restated to read in its entirety as follows:

            "Applicable Maximum Amount" shall mean, as of any date of
             determination, the dollar amount set forth in Schedule I hereto and pertaining to the period during which such date occurs, MINUS (i) the aggregate principal amount of all prepayments required to be paid pursuant to the last sentence of Section 2 after November 3, 1998 and (ii) the aggregate amount of all loans to the Guarantor outstanding as of November 3, 1998 under that certain Credit Agreement dated as of June 30, 1998, by and among the Guarantor, the "Lenders" party thereto from time to time and Nokia Telecommunications Inc., as "Agent" for said Lenders.

     2. Schedule I to this First Amendment shall be added to the Revolving Credit Agreement as Schedule I thereto.

     3. Section 3 of the Credit Agreement is hereby amended by striking the rate "1-1/2%" set forth in the first sentence thereof and replacing it with the rate "3.0%".

     4. Section 5 of the Credit Agreement is hereby amended by striking the date "December 31, 1999" set forth therein and replacing it with the date April 2, 2000.

All other terms and conditions of the Revolving Credit Agreement shall remain unchanged and in full force and effect. All defined terms contained in the Revolving Credit Agreement hereby are incorporated into this First Amendment and shall have the same meaning herein as in the Revolving Credit Agreement, unless otherwise defined herein.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this First Amendment to the Revolving Credit Agreement, effective as of the date first written above.


TELEPHONE AND DATA SYSTEMS, INC.            AERIAL OPERATING COMPANY, INC.

By: /s/ Sandra L. Helton                    By: /s/ J. Clarke Smith
------------------------------              --------------------------
Name: Sandra L. Helton                      Name: J. Clarke Smith
Title: Executive Vice President-Finance     Title: Vice President Finance &
                                                   Adminstration

Date: 11/24/98                              Date: 11/24/98
------------------------------              --------------------------

The Guarantor, without in any way establishing a course of dealing, as evidenced by its signature below, hereby (i) consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of the Guarantor under the Guarantor's unconditional and irrevocable guarantee of the Company's obligations of the Notes and the Revolving Credit Agreement, (iii) reaffirms its obligations under such guarantee, and (iv) agrees that its guarantee of such obligations remains in full force and effect and is hereby ratified and confirmed.

AERIAL COMMUNICATIONS, INC.


By: /s/ Donald W. Warkentin
------------------------------
Name:  Donald W. Warkentin
Title: President & Chief Executive Officer

Date: 11/24/98
------------------------------

                                  SCHEDULE I
                                     TO
                        REVOLVING CREDIT AGREEMENT


PERIOD                                         APPLICABLE MAXIMUM AMOUNT
------                                         -------------------------
November 30, 1998 through December 30, 1998           $585,000,000

December 31, 1998 through January 30, 1999            $615,000,000

January 31, 1999 through February 27, 1999            $625,000,000

February 28, 1999 and thereafter                      $650,000,000